EXHIBIT 4.371
SIG COMBIBLOC GROUP AG
as Security Grantor
and
THE BANK OF NEW YORK MELLON
as Collateral Agent

CONFIRMATION AND AMENDMENT AGREEMENT
(Bestätigungs- und Änderungsvertrag)
relating to a security agreement entered
in connection with a multi- currency term
and revolving credit agreement dated 5
November 2009, a senior secured notes
indenture in respect of senior secured
notes due 2016 in the aggregate principal
amount of USD 1,125,000,000 dated 5
November 2009, a senior secured notes
indenture in respect of secured notes due
2019 in the aggregate principal amount of
USD 1,500,000,000 dated 15 October 2010
and a secured notes indenture in respect
of secured notes due 2021 in the
aggregate principal amount of USD
1,000,000,000 dated 1 February 2011

The taking of this document or any certified copy of it or any document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to any Credit Document (as defined in Clause 1 of this document) in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Credit Document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to any Credit Document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Credit Document to an Austrian addressee.

Schedule 1 List of Current Borrowers, Current Guarantors, Current Senior Secured Notes Guarantors, Current October 2010 Secured Notes Guarantors and Original February 2011

This CONFIRMATION AND AMENDMENT AGREEMENT (the “Agreement”) is made on 9 February 2011
BETWEEN:
(1)	SIG COMBIBLOC GROUP AG, registered in the Commercial Register of the Canton of Schaffhausen with the federal register number CH-290.3.004.149-2 (which, by operation of Swiss law, took over all assets and liabilities of SIG Finanz AG due to the merger between SIG Combibloc Group AG and SIG Finanz AG, such merger being effective as of June 15, 2010) (the “Security Grantor”); and

(2)	THE BANK OF NEW YORK MELLON, having its business address at 1 Wall Street, New York, N.Y. 10286, The United States of America in its capacity as collateral agent for the Secured Parties (as defined below) under the First Lien Intercreditor Agreement (as defined below) (the “Collateral Agent”).
WHEREAS:
(A)	Pursuant to a multi-currency term and revolving credit agreement dated 5 November 2009 (as amended and/or restated by the Amendment No.1, by the Amendment No. 2 and Incremental Term Loan Assumption Agreement and by the Amendment No. 3 and Incremental Term Loan Assumption Agreement) between, inter alia, the parties listed in Part 1 of Schedule 1 hereto as current borrowers (the “Current Borrowers”), the parties listed in Part 2 of Schedule 1 hereto as current guarantors (the “Current Guarantors”), Credit Suisse AG, Cayman Islands Branch (formerly Credit Suisse, Cayman Islands Branch) as administrative agent and others (the “Original Credit Agreement”), certain lenders (together the “Original Lenders”) have granted certain facilities to the Current Borrowers and certain other entities which may accede to the Original Credit Agreement as additional borrowers.

(B)	Pursuant to a senior secured notes indenture dated 5 November 2009 between, inter alia, Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., and Reynolds Group Issuer (Luxembourg) S.A as issuers (the “Issuers”), certain affiliates of the Issuers listed in Part 3 of Schedule 1 as current senior secured note guarantors (the “Current Senior Secured Notes Guarantors”) and The Bank of New York Mellon, as indenture trustee, principal paying agent, transfer agent, collateral agent and registrar, (as amended, varied, novated, supplemented, superseded or extended from time to time, the “Senior Secured Notes Indenture”), the Issuers have issued senior secured notes due 2016 in the aggregate principal amount of USD 1,125,000,000 (the “US Secured Notes”) and senior secured notes due 2016 in the aggregate principal amount of EUR 450,000,000 (the “Euro Secured Notes” and together with the US Secured Notes the “Senior Secured Notes”) to certain noteholders.

(C)	Pursuant to a senior secured notes indenture dated 15 October 2010 between, inter alia, RGHL Issuer I LLC, RGHL Issuer I Inc., and RGHL Issuer (Luxembourg) I S.A. as escrow issuers (the “Escrow Issuers”), The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “October 2010 Secured Notes Indenture”), the Escrow Issuers have issued secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 in escrow (the “October 2010 Secured Notes”). In connection with the release from escrow of the proceeds of the October 2010 Secured Notes, which occurred on 16 November 2010, the Escrow Issuers were merged with and into the Issuers, with each of the Issuers surviving the applicable mergers or other transfers and assuming by operation of law the obligations of the applicable Escrow Issuers with respect to the October 2010 Secured Notes Indenture and the October 2010 Secured Notes. Certain affiliates of the Issuers listed in Schedule 1Part IV have acceded to the October 2010 Secured Notes Indenture as guarantors (the “Current October 2010 Secured Notes Guarantors”.

(D)	Pursuant to a secured notes indenture dated 1 February 2011 between, inter alia, the Issuers, The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “February 2011 Secured Notes Indenture”), the Issuers have issued secured notes due 2021 in the aggregate principal amount of USD 1,000,000,000 (the “February 2011 Secured Notes”) which are guaranteed by certain affiliates of the Issuers listed in Schedule 1Part V as original February 2011 secured notes guarantors (the “Original February 2011 Secured Notes Guarantors”).

(E)	Pursuant to the Original Credit Agreement, the Senior Secured Notes Indenture, the October 2010 Secured Notes Indenture and the February 2011 Secured Notes Indenture the Security Grantor has entered into the Security Agreement (as defined below).

(F)	Pursuant to an amendment No. 4 and incremental term loan assumption agreement dated 9 February 2011 relating to the Original Credit Agreement between, inter alia, the Current Borrowers, the Current Guarantors, Credit Suisse AG, Cayman Islands Branch (formerly Credit Suisse, Cayman Islands Branch) as administrative agent and others (the

“Amendment No. 4 and Incremental Term Loan Assumption Agreement”) the Original Credit Agreement has been amended and restated (the “Amended Credit Agreement”) to, inter alia, include new incremental term facilities (the “Amendments”).

(G)	It has been agreed in the Security Agreement (as defined below) that any reference to the “Credit Agreement” is a reference to the Original Credit Agreement as amended, varied, novated, supplemented, superseded or extended from time to time, including pursuant to the Amendment No. 4 and Incremental Term Loan Assumption Agreement, and that any reference to the Senior Secured Notes Documents is a reference to the Senior Secured Notes Documents as amended, varied, novated, supplemented, superseded or extended from time to time, including the February 2011 Secured Notes Indenture. The Security Grantor has agreed to enter into this Agreement and to confirm as a matter of utmost precaution (höchst vorsorglich) the security created pursuant to the Security Agreement (as defined below) in order to ensure that the Security Agreement continues to secure the Obligations (as defined in the Security Agreement) and extend to all Obligations (as defined in the Amended Security Agreement) of the Grantors (as defined in the Amended Security Agreement) under or in connection with the Amendment No. 4 and Incremental Term Loan Assumption Agreement and the Amended Credit Agreement.
NOW IT IS HEREBY AGREED as follows:
Definitions and Language
Definitions
In this Agreement:

“Amended Security Agreement” means the Security Agreement as amended by this Agreement.

“IP Assignment Agreement” and/or “Security Agreement” means:
the IP assignment agreement under German law dated 2 December 2009 and entered into between SIG Finanz AG (now assumed by SIG Combibloc Group AG due to the merger with SIG Finanz AG effective June 15, 2010) as assignor and The Bank of New York Mellon as Collateral Agent (as confirmed and amended pursuant to amendment and confirmation agreements dated 4 May 2010, 16 November 2010 and 1 February 2011).
Construction

Any reference in this Agreement to a “Clause”, a “sub-Clause” or a “Schedule” shall, subject to any contrary indication, be construed as a reference to a Clause, a sub-Clause or a Schedule in this Agreement.
To the extent the word “note” or “Note” is used in any other documents in relation to this Agreement, it shall be construed as if it were a reference to the word “notes” or “Notes” as defined and used in this Agreement.
Any reference in this Agreement to a “Clause”, a “sub-Clause” or a “Schedule” shall, subject to any contrary indication, be construed as a reference to a Clause, a sub-Clause or a Schedule in this Agreement.
This Agreement is made in the English language. For the avoidance of doubt, the English language version of this Agreement shall prevail over any translation of this Agreement. However, where a German translation of a word or phrase appears in the text of this Agreement, the German translation of such word or phrase shall prevail.
This Agreement amends the Security Agreement on the terms set forth herein, and, for the purposes of interpretation, is hereby incorporated into the Security Agreement as of the date hereof and shall form a part thereof.
In this Agreement capitalised terms not otherwise defined herein shall have the meaning attributed thereto (including in the recitals) in the Security Agreement.
Confirmation and Amendments
The Collateral Agent and the Security Grantor hereby agree that
The current wording of recital (A) of the Security Agreement entered into between the Collateral Agent and the Security Grantor shall be deleted and replaced by the following wording:
“(A)	Pursuant to a multi-currency term and revolving credit agreement dated 5 November 2009 (as amended and/or restated by the Amendment No. 1 and Joinder Agreement (as defined below), by the Amendment No. 2 and Incremental Term Loan Assumption Agreement (as defined below) and by the Amendment No. 3 and Incremental Term Loan Assumption Agreement (as defined below)) between, inter alia, the parties listed in Part 1 of Schedule 1 hereto as original borrowers (the “Original Borrowers”), the parties listed in Part 2 of Schedule 1 hereto as original guarantors (the “Original Guarantors”), Credit Suisse AG, Cayman Islands Branch (formerly Credit Suisse, Cayman Islands Branch) as administrative agent and others

(as further amended, varied, novated, supplemented, superseded or extended from time to time, the “Credit Agreement”), certain lenders (together the “Original Lenders”) have granted certain facilities to the Original Borrowers and certain other entities which may accede or may have acceded to the Credit Agreement as additional borrowers.”
The following wording shall be inserted as recital (F) of the Security Agreement entered into between the Collateral Agent and the Security Grantor:
“(F) Pursuant to an amendment No. 4 and incremental term loan assumption agreement dated 9 February 2011 relating to the Original Credit Agreement between, inter alia, the Current Borrowers, the Current Guarantors, Credit Suisse AG, Cayman Islands Branch (formerly Credit Suisse, Cayman Islands Branch) as administrative agent and others (the “Amendment No. 4 and Incremental Term Loan Assumption Agreement”) the Original Credit Agreement has been amended and restated (the “Amended Credit Agreement”) to, inter alia, include new incremental term facilities (the “Amendments”).
The following wording shall be inserted as recital (G) of the Security Agreement entered into between the Collateral Agent and the Security Grantor:
“(G) The security created by or pursuant to this Agreement is to be held and administered by the Collateral Agent for the Secured Parties (as defined below) pursuant to a first lien intercreditor agreement dated 5 November 2009 (as amended by the Amendment No. 1 and Joinder Agreement (as defined below)) between, inter alia, the Collateral Agent, the Indenture Trustee, the Administrative Agent and the Grantors (each as defined below) and others (as amended, varied, novated, supplemented, superseded or extended from time to time, the “First Lien Intercreditor Agreement”).”
Clause 1.1 of the Security Agreement entered into between the Collateral Agent and the Security Grantor shall be amended by:
adding the words “the Amendment No. 4 and Incremental Term Loan Assumption Agreement”, after the words “Amendment No. 3 and Incremental Term Loan Assumption Agreement” in the definition of “Loan Documents” in the Security Agreement.

The Collateral Agent and the Security Grantor hereby agree that any reference in the Security Agreement to which they are a party to the term “Obligations” shall be read and construed as reference to the Obligations as amended by this Agreement.
The Collateral Agent and the Security Grantor hereby agree that the Security Agreement shall continue to secure the Obligations as amended by this Agreement.
The Collateral Agent and the Security Grantor hereby confirm, in respect of the Security Agreement to which they are a party, that any reference in such Security Agreement to the term “Credit Agreement” shall be read and construed as a reference to the Original Credit Agreement as amended, restated, varied, novated, supplemented, superseded or extended from time to time, including pursuant to the Amendment No. 4 and Incremental Assumption Term Loan Agreement.
The Collateral Agent and the Security Grantor confirm that the obligations secured under the Security Agreement shall include the prompt and complete satisfaction of any and all Obligations (as defined in the Amended Security Agreement) (present and future, actual and contingent) which are (or are expressed to be) or become owing by the Grantors (or any of them) to the Secured Parties (or any of them) under or in connection with the Amended Credit Agreement, and the other Credit Documents (as such term is defined in the Amended Security Agreement in accordance with Clause 2.1 above) (including, but not limited to the Amendments).
Continuity and further Assurance
The Collateral Agent and the Security Grantor confirm and agree that (i) save as amended by this Agreement, all provisions of the Security Agreement shall remain unchanged, (ii) the validity and effectiveness of the provisions of the Security Agreement shall remain unaffected by this Agreement, to the extent not amended by this Agreement (iii) the validity and effectiveness of the security interests created under the Security Agreement shall not be affected by this Agreement; and (iv) such security interests shall continue to secure the Obligations (as defined in the Amended Security Agreement). For the avoidance of doubt, the provisions in the IP Assignment Agreement relating to the limitations on enforcement of the security granted thereunder and the application of proceeds of an enforcement of such security shall not be affected by the amendments pursuant to this Agreement.
The Security Grantor shall, at the reasonable request of the Security Agent and at the Security Grantors’ expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

The Collateral Agent and the Security Grantor agree that this Agreement shall constitute a “Security Document” for the purposes of the First Lien Intercreditor Agreement (and for no other purpose) and that, all rights, duties, privileges, protections and benefits of the Collateral Agent set forth in the Amended Security Agreement are hereby incorporated by reference.
Partial Invalidity
If at any time, any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The invalid, illegal, or unenforceable provision shall be deemed replaced with a valid, legal or enforceable provision which comes as close as possible to the original intent of the parties and the invalid, illegal or unenforceable provision. Should a gap (Regelungslücke) become evident in this Agreement, such gap shall, without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof, be deemed to be filled with such provision as comes as close as possible to the original intent of the parties.
Amendments
Changes and amendments to this Agreement including this Clause 5 shall be made in writing.
Applicable law; Jurisdiction
This Agreement is governed by the laws of the Federal Republic of Germany.
The place of jurisdiction for any and all disputes arising under or in connection with this Agreement shall be the courts in Frankfurt am Main. The Collateral Agent, however, shall also be entitled to take action against the Security Grantor in any other court of competent jurisdiction. Further, the taking of proceedings against the Security Grantor in any one or more jurisdictions shall not preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.
Conclusion of the Agreement (Vertragsschluss)
The parties to this Agreement may choose to conclude this Agreement by an exchange of signed signature page(s), transmitted by means of telecommunication (telekommunikative Übermittlung) by fax or attached as an electronic photocopy (pdf, tif, etc.) to an e-mail.

If the parties to this Agreement choose to conclude this Agreement pursuant to sub-Clause 7.1 above, they will transmit the signed signature page(s) of this Agreement to the attention of Isabel van Bremen or Julia Eggert (Isabel.vanbremen@cliffordchance.com or Julia.Eggert@cliffordchance.com, fax: +49 69 7199 4000) (each a “Recipient”). The Agreement will be considered concluded once any of the Recipients has actually received the signed signature page(s) (Zugang der Unterschriftsseite(n)) from all parties to this Agreement and at the time of the receipt of the last outstanding signature page(s).
For the purposes of this Clause 7 only, the parties to this Agreement appoint each Recipient individually as their attorney (Empfangsvertreter) and expressly allow (gestatten) each Recipient to collect the signed signature page(s) from all and for all parties to this Agreement. For the avoidance of doubt, the Recipients will have no further duties connected with their position as Recipient. In particular, the Recipients may assume the conformity to the authentic original(s) of the signature page(s) transmitted to it by means of telecommunication, the genuineness of all signatures on the original signature page(s) and the signing authority of the signatories.

SCHEDULE 1
LIST OF CURRENT BORROWERS, CURRENT GUARANTORS,
CURRENT SENIOR SECURED NOTES GUARANTORS, CURRENT
OCTOBER 2010 SECURED NOTES GUARANTORS AND ORIGINAL
FEBRUARY 2011 SECURED NOTES GUARANTORS
PART 1
THE CURRENT BORROWERS
     SIG Euro Holding AG & Co. KGaA
     Closure Systems International Holdings Inc.
     Closure Systems International B.V.
     SIG Austria Holding GmbH
     Reynolds Consumer Products Holdings Inc.
     Reynolds Group Holdings Inc.
     Pactiv Corporation (formerly Reynolds Acquisition Corporation)
PART 2
THE CURRENT GUARANTORS
     Whakatane Mill Australia Pty Limited
     SIG Austria Holding GmbH
     SIG Combibloc GmbH & Co KG
     SIG Combibloc GmbH
     SIG Beverages Brasil Ltda.
     SIG Combibloc do Brasil Ltda.

     Closure Systems International (Brazil) Sistemas de Vedação Ltda
     CSI Latin American Holdings Corporation
     Closure Systems International (Canada) Limited
     Evergreen Packaging Canada Limited
     Reynolds Food Packaging Canada Inc.
     CSI Closure Systems Manufacturing de Centro America, S.R.L.
     SIG Holdings (UK) Limited
     SIG Combibloc Limited
     Closure Systems International (UK) Limited
     Reynolds Consumer Products (UK) Limited
     Reynolds Subco (UK) Limited
     Kama Europe Limited
     Ivex Holdings, Ltd.
     SIG Euro Holding AG & Co. KGaA
     SIG Beverages Germany GmbH
     SIG Combibloc Holding GmbH
     SIG Vietnam Beteiligungs GmbH
     SIG Combibloc GmbH
     SIG Combibloc Systems GmbH
     SIG Combibloc Zerspanungstechnik GmbH
     SIG Information Technology GmbH
     SIG International Services GmbH
     Closure Systems International Holdings (Germany) GmbH

     Closure Systems International Deutschland GmbH
     SIG Asset Holdings Limited
     Closure Systems International (Hong Kong) Limited
     SIG Combibloc Limited
     Evergreen Packaging (Hong Kong) Limited
     Closure Systems International Holdings (Hungary) Kft
     CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
     Closure Systems International Holdings (Japan) KK
     Closure Systems International Japan, Limited
     Beverage Packaging Holdings (Luxembourg) I S.A.
     Beverage Packaging Holdings (Luxembourg) III S.à r.l.
     Evergreen Packaging (Luxembourg) S.à r.l.
     Reynolds Group Issuer (Luxembourg) S.A.
     Bienes Industriales del Norte S.A. de C.V.
     CSI en Ensenada, S. de R.L. de C.V.
     CSI en Saltillo, S. de R.L. de C.V.
     CSI Tecniservicio, S. de R.L. de C.V.
     Grupo CSI de Mexico, S. de R.L. de C.V.
     Técnicos de Tapas Innovativas S.A. de C.V.
     Evergreen Packaging Mexico, S. de R.L. de C.V.
     Reynolds Metals Company de Mexico, S. de R.L. de C.V.
     Maxpack, S. de R.L. de C.V.
     Closure Systems International B.V.

     Reynolds Consumer Products International B.V.
     Evergreen Packaging International B.V.
     Reynolds Packaging International B.V.
     Reynolds Group Holdings Limited
     Whakatane Mill Limited
     SIG Combibloc Group AG
     SIG Technology AG
     SIG allCap AG
     SIG Combibloc (Schweiz) AG
     SIG Schweizerische Industrie-Gesellschaft AG
     SIG Combibloc Procurement AG
     SIG Reinag AG
     SIG Combibloc Ltd.
     SIG Holding USA Inc.
     SIG Combibloc Inc.
     Closure Systems International Americas, Inc.
     Closure Systems International Holdings Inc.
     Closure Systems International Inc.
     Reynolds Packaging Machinery Inc.
     Closure Systems Mexico Holdings LLC
     CSI Mexico LLC
     CSI Sales & Technical Services Inc.
     Bakers Choice Products, Inc.

     Reynolds Consumer Products Holdings Inc.
     Reynolds Consumer Products Inc.
     Reynolds Foil Inc.
     Reynolds Group Holdings Inc.
     Reynolds Services Inc.
     Blue Ridge Holding Corp.
     Blue Ridge Paper Products Inc.
     Evergreen Packaging International (US) Inc.
     Evergreen Packaging Inc.
     Evergreen Packaging USA Inc.
     Reynolds Packaging, Inc.
     Reynolds Packaging LLC
     Reynolds Packaging Kama Inc.
     Reynolds Food Packaging LLC
     Reynolds Flexible Packaging Inc.
     Southern Plastics Inc.
     Ultra Pac, Inc.
     BRPP, LLC
     Reynolds Group Issuer Inc.
     Reynolds Group Issuer LLC
     Pactiv Corporation (formerly Reynolds Acquisition Corporation)
     Pactiv Factoring LLC
     Pactiv RSA LLC

     Pactiv Retirement Administration LLC
     Pactiv Germany Holdings, Inc.
     Pactiv International Holdings Inc.
     Pactiv Management Company LLC
     PCA West Inc.
     Prairie Packaging, Inc.
     PWP Holdings, Inc.
     PWP Industries, Inc.
     Newspring Industrial Corp.
     798795 Ontario Limited
     Pactiv Canada Inc.
     Newspring Canada Inc.
     The Baldwin Group Limited
     J. & W. Baldwin (Holdings) Limited
     Omni-Pac U.K. Limited
PART 3
THE CURRENT SENIOR SECURED NOTES GUARANTORS
     Whakatane Mill Australia Pty Limited
     SIG Austria Holding GmbH
     SIG Combibloc GmbH & Co KG
     SIG Combibloc GmbH
     SIG Beverages Brasil Ltda

     SIG Combibloc do Brasil Ltda
     Closure Systems International (Brazil) Sistemas de Vedação Ltda
     CSI Latin American Holdings Corporation
     Closure Systems International (Canada) Limited
     Evergreen Packaging Canada Limited
     Reynolds Food Packaging Canada Inc.
     CSI Closure Systems Manufacturing de Centro America, S.R.L.
     SIG Holdings (UK) Limited
     SIG Combibloc Limited
     Closure Systems International (UK) Limited
     Reynolds Consumer Products (UK) Limited
     Reynolds Subco (UK) Limited
     Kama Europe Limited
     Ivex Holdings, Ltd.
     SIG Euro Holding AG & Co. KGaA
     SIG Beverages Germany GmbH
     SIG Combibloc Holding GmbH
     SIG Vietnam Beteiligungs GmbH
     SIG Combibloc GmbH
     SIG Combibloc Systems GmbH
     SIG Combibloc Zerspanungstechnik GmbH
     SIG Information Technology GmbH
     SIG International Services GmbH

     Closure Systems International Holdings (Germany) GmbH
     Closure Systems International Deutschland GmbH
     SIG Asset Holdings Limited
     Closure Systems International (Hong Kong) Limited
     SIG Combibloc Limited
     Evergreen Packaging (Hong Kong) Limited
     Closure Systems International Holdings (Hungary) Kft.
     CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
     Closure Systems International Holdings (Japan) KK
     Closure Systems International Japan, Limited
     Beverage Packaging Holdings (Luxembourg) I S.A.
     Beverage Packaging Holdings (Luxembourg) III S.à r.l.
     Evergreen Packaging (Luxembourg) S.à r.l.
     Bienes Industriales del Norte S.A. de C.V.
     CSI en Ensenada, S. de R.L. de C.V.
     CSI en Saltillo, S. de R.L. de C.V.
     CSI Tecniservicio, S. de R.L. de C.V.
     Grupo CSI de Mexico, S. de R.L. de C.V.
     Técnicos de Tapas Innovativas S.A. de C.V.
     Evergreen Packaging Mexico, S. de R.L. de C.V.
     Reynolds Metals Company de Mexico, S. de R.L. de C.V.
     Maxpack, S. de R.L. de C.V.
     Closure Systems International B.V.

     Reynolds Consumer Products International B.V.
     Evergreen Packaging International B.V.
     Reynolds Packaging International B.V.
     Reynolds Group Holdings Limited
     Whakatane Mill Limited
     SIG Combibloc Group AG
     SIG Technology AG
     SIG allCap AG
     SIG Combibloc (Schweiz) AG
     SIG Schweizerische Industrie-Gesellschaft AG
     SIG Combibloc Procurement AG
     SIG Reinag AG
     SIG Combibloc Ltd.
     SIG Holding USA Inc.
     SIG Combibloc Inc.
     Closure Systems International Americas, Inc.
     Closure Systems International Holdings Inc.
     Closure Systems International Inc.
     Reynolds Packaging Machinery Inc.
     Closure Systems Mexico Holdings LLC
     CSI Mexico LLC
     CSI Sales & Technical Services Inc.
     Bakers Choice Products, Inc.

     Reynolds Consumer Products Holdings Inc.
     Reynolds Consumer Products Inc.
     Reynolds Foil Inc.
     Reynolds Group Holdings Inc.
     Reynolds Services Inc.
     Blue Ridge Holding Corp.
     Blue Ridge Paper Products Inc.
     Evergreen Packaging International (US) Inc.
     Evergreen Packaging Inc.
     Evergreen Packaging USA Inc.
     Reynolds Packaging, Inc.
     Reynolds Packaging LLC
     Reynolds Packaging Kama Inc.
     Reynolds Food Packaging LLC
     Reynolds Flexible Packaging Inc.
     Southern Plastics Inc.
     Ultra Pac, Inc.
     BRPP, LLC
     Pactiv Corporation (formerly Reynolds Acquisition Corporation)
     Pactiv Factoring LLC
     Pactiv RSA LLC
     Pactiv Retirement Administration LLC
     Pactiv Germany Holdings, Inc.

     Pactiv International Holdings Inc.
     Pactiv Management Company LLC
     PCA West Inc.
     Prairie Packaging, Inc.
     PWP Holdings, Inc.
     PWP Industries, Inc.
     Newspring Industrial Corp.
     798795 Ontario Limited
     Pactiv Canada Inc.
     Newspring Canada Inc.
     The Baldwin Group Limited
     J. & W. Baldwin (Holdings) Limited
     Omni-Pac U.K. Limited
PART IV
LIST OF CURRENT OCTOBER 2010 SECURED NOTES GUARANTORS
     Whakatane Mill Australia Pty Limited
     SIG Austria Holding GmbH
     SIG Combibloc GmbH & Co. KG
     SIG Combibloc GmbH
     SIG Beverages Brasil Ltda

     SIG Combibloc do Brasil Ltda
     Closure Systems International (Brazil) Sistemas de Vedação Ltda
     CSI Latin American Holdings Corporation
     Closure Systems International (Canada) Limited
     Evergreen Packaging Canada Limited
     Reynolds Food Packaging Canada Inc.
     CSI Closure Systems Manufacturing de Centro America, S.R.L.
     SIG Holdings (UK) Limited
     SIG Combibloc Limited
     Closure Systems International (UK) Limited
     Reynolds Consumer Products (UK) Limited
     Reynolds Subco (UK) Limited
     Kama Europe Limited
     Ivex Holdings, Ltd.
     SIG Euro Holding AG & Co. KGaA
     SIG Beverages Germany GmbH
     SIG Combibloc Holding GmbH
     SIG Vietnam Beteiligungs GmbH
     SIG Combibloc GmbH
     SIG Combibloc Systems GmbH
     SIG Combibloc Zerspanungstechnik GmbH
     SIG Information Technology GmbH
     SIG International Services GmbH

     Closure Systems International Holdings (Germany) GmbH
     Closure Systems International Deutschland GmbH
     SIG Asset Holdings Limited
     Closure Systems International (Hong Kong) Limited
     SIG Combibloc Limited
     Evergreen Packaging (Hong Kong) Limited
     Closure Systems International Holdings (Hungary) Kft.
     CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
     Closure Systems International Holdings (Japan) KK
     Closure Systems International Japan, Limited
     Beverage Packaging Holdings (Luxembourg) I S.A.
     Beverage Packaging Holdings (Luxembourg) III S.à r.l.
     Evergreen Packaging (Luxembourg) S.à r.l.
     Bienes Industriales del Norte S.A. de C.V.
     CSI en Ensenada, S. de R.L. de C.V.
     CSI en Saltillo, S. de R.L. de C.V.
     CSI Tecniservicio, S. de R.L. de C.V.
     Grupo CSI de Mexico, S. de R.L. de C.V.
     Técnicos de Tapas Innovativas S.A. de C.V.
     Evergreen Packaging Mexico, S. de R.L. de C.V.
     Reynolds Metals Company de Mexico, S. de R.L. de C.V.
     Maxpack, S. de R.L. de C.V.
     Closure Systems International B.V.

     Reynolds Consumer Products International B.V.
     Evergreen Packaging International B.V.
     Reynolds Packaging International B.V.
     Reynolds Group Holdings Limited
     Whakatane Mill Limited
     SIG Combibloc Group AG
     SIG Technology AG
     SIG allCap AG
     SIG Combibloc (Schweiz) AG
     SIG Schweizerische Industrie-Gesellschaft AG
     SIG Combibloc Procurement AG
     SIG Reinag AG
     SIG Holding USA Inc.
     SIG Combibloc Inc.
     Closure Systems International Americas Inc.
     Closure Systems International Holdings Inc.
     Closure Systems International Inc.
     Reynolds Packaging Machinery Inc.
     Closure Systems Mexico Holdings LLC
     CSI Mexico LLC
     CSI Sales & Technical Services Inc.
     Bakers Choice Products, Inc.
     Reynolds Consumer Products Holdings Inc.

     Reynolds Consumer Products Inc.
     Reynolds Foil Inc.
     Reynolds Group Holdings Inc.
     Reynolds Services Inc.
     Blue Ridge Holding Corp.
     Blue Ridge Paper Products Inc.
     Evergreen Packaging International (US) Inc.
     Evergreen Packaging Inc.
     Evergreen Packaging USA Inc.
     Reynolds Packaging, Inc.
     Reynolds Packaging LLC
     Reynolds Packaging Kama Inc.
     Reynolds Food Packaging LLC
     Reynolds Flexible Packaging Inc.
     Southern Plastics Inc.
     Ultra Pac, Inc.
     BRPP, LLC
     Pactiv Corporation (formerly Reynolds Acquisition Corporation)
     Pactiv Factoring LLC
     Pactiv RSA LLC
     Pactiv Retirement Administration LLC
     Pactiv Germany Holdings, Inc.
     Pactiv International Holdings Inc.

     Pactiv Management Company LLC
     PCA West Inc.
     Prairie Packaging, Inc.
     PWP Holdings, Inc.
     PWP Industries, Inc.
     Newspring Industrial Corp.
     798795 Ontario Limited
     Pactiv Canada Inc.
     Newspring Canada Inc.
     The Baldwin Group Limited
     J. & W. Baldwin (Holdings) Limited
     Omni-Pac U.K. Limited
PART V
LIST OF ORIGINAL FEBRUARY 2011 SECURED NOTES GUARANTORS
     Whakatane Mill Australia Pty Limited
     CSI Latin American Holdings Corporation
     Closure Systems International (Canada) Limited
     Evergreen Packaging Canada Limited
     Reynolds Food Packaging Canada Inc.
     CSI Closure Systems Manufacturing de Centro America, S.R.L.
     SIG Holdings (UK) Limited

     SIG Combibloc Limited
     Closure Systems International (UK) Limited
     Reynolds Consumer Products (UK) Limited
     Reynolds Subco (UK) Limited
     Kama Europe Limited
     Ivex Holdings, Ltd.
     SIG Asset Holdings Limited
     Closure Systems International (Hong Kong) Limited
     SIG Combibloc Limited
     Evergreen Packaging (Hong Kong) Limited
     Closure Systems International Holdings (Hungary) Kft.
     CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
     Closure Systems International Holdings (Japan) KK
     Closure Systems International Japan, Limited
     Beverage Packaging Holdings (Luxembourg) I S.A.
     Beverage Packaging Holdings (Luxembourg) III S.à r.l.
     Evergreen Packaging (Luxembourg) S.à r.l.
     Bienes Industriales del Norte S.A. de C.V.
     CSI en Ensenada, S. de R.L. de C.V.
     CSI en Saltillo, S. de R.L. de C.V.
     CSI Tecniservicio, S. de R.L. de C.V.

     Grupo CSI de Mexico, S. de R.L. de C.V.
     Técnicos de Tapas Innovativas S.A. de C.V.
     Evergreen Packaging Mexico, S. de R.L. de C.V.
     Reynolds Metals Company de Mexico, S. de R.L. de C.V.
     Maxpack, S. de R.L. de C.V.
     Closure Systems International B.V.
     Reynolds Consumer Products International B.V.
     Evergreen Packaging International B.V.
     Reynolds Packaging International B.V.
     Reynolds Group Holdings Limited
     Whakatane Mill Limited
     SIG Combibloc Group AG
     SIG Holding USA Inc.
     SIG Combibloc Inc.
     Closure Systems International Americas, Inc.
     Closure Systems International Holdings Inc.
     Closure Systems International Inc.
     Reynolds Packaging Machinery Inc.
     Closure Systems Mexico Holdings LLC
     CSI Mexico LLC
     CSI Sales & Technical Services Inc.

     Bakers Choice Products, Inc.
     Reynolds Consumer Products Holdings Inc.
     Reynolds Consumer Products Inc.
     Reynolds Foil Inc.
     Reynolds Group Holdings Inc.
     Reynolds Services Inc.
     Blue Ridge Holding Corp.
     Blue Ridge Paper Products Inc.
     Evergreen Packaging International (US) Inc.
     Evergreen Packaging Inc.
     Evergreen Packaging USA Inc.
     Reynolds Packaging, Inc.
     Reynolds Packaging LLC
     Reynolds Packaging Kama Inc.
     Reynolds Food Packaging LLC
     Reynolds Flexible Packaging Inc.
     Southern Plastics Inc.
     Ultra Pac, Inc.
     BRPP, LLC
     Pactiv Corporation (formerly Reynolds Acquisition Corporation)
     Pactiv Factoring LLC

     Pactiv RSA LLC
     Pactiv Retirement Administration LLC
     Pactiv Germany Holdings, Inc.
     Pactiv International Holdings Inc.
     Pactiv Management Company LLC
     PCA West Inc.
     Prairie Packaging, Inc.
     PWP Holdings, Inc.
     PWP Industries, Inc.
     Newspring Industrial Corp.
     798795 Ontario Limited
     Pactiv Canada Inc.
     Newspring Canada Inc.
     The Baldwin Group Limited
     J. & W. Baldwin (Holdings) Limited
     Omni-Pac U.K. Limited

SIGNATURE PAGE
THIS AGREEMENT has been entered into on the date stated at the beginning by:
The Security Grantor
SIG COMBIBLOC GROUP AG

By:	/s/ Karen Mower
Name: Karen Mower
Title: Attorney
The Collateral Agent
THE BANK OF NEW YORK MELLON

By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President